UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2011

BOK FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma 000-19341 73-1373454 -------- --------- ---------- (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
(Address of principal executive offices)

Registrant's telephone number, including area code:
(918) 588-6000

_____________________N/A___________________________

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07                      Submission of Matters to a Vote of Security Holders

(a)	On April 26, 2011, BOK Financial Corporation (“BOKF”) held its annual meeting of shareholders.

(b)
The matters voted upon at the annual meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

1. Election of Directors	For	Against/Withheld	Abstain	Non-Vote
Gregory S. Allen	62,225,648	280,156	--	4,418,838
C. Fred Ball Jr.	58,545,548	3,960,256	--	4,418,838
Sharon J. Bell	62,436,225	69,579	--	4,418,838
Peter C. Boylan, III	62,448,867	56,937	--	4,418,838
Chester Cadieux, III	61,764,753	741,051	--	4,418,838
Joseph W. Craft, III	62,034,984	470,820	--	4,418,838
William E. Durett	62,435,826	69,978	--	4,418,838
John W. Gibson	62,249,364	256,440	--	4,418,838
David F. Griffin	62,225,924	279,880	--	4,418,838
V. Burns Hargis	62,435,718	70,086	--	4,418,838
E. Carey Joullian, IV	62,435,857	69,947	--	4,418,838
George B. Kaiser	57,934,807	4,570,997	--	4,418,838
Robert J. LaFortune	62,434,180	71,624	--	4,418,838
Stanley A. Lybarger	58,581,171	3,924,633	--	4,418,838
Steven J. Malcolm	59,263,516	3,242,287	--	4,418,838
E.C. Richards David L. Thompson Michael C. Turpin	62,452,373 62,452,485 62,446,956	53,431 53,318 58,847	-- -- --	4,418,838 4,418,838 4,418,838
2. Approval of Amended and Restated BOKF 2003 Executive Incentive Plan	59,209,540	3,266,092	30,172	4,418,838

3. Approval of the BOK Financial Corporation 2011 True-up Plan

4. Ratification of Ernst & Young LLP as Auditor for Fiscal Year Ending December 31, 2011

5. Advisory vote to approve the compensation of named executive officers

6. Advisory vote on the frequency of future advisory votes

7. Shareholder proposal on cumulative voting for the election of directors
	59,135,620 66,836,321 61,435,959 1 Year 59,277,602 For 5,285,893	3,329,896 82,428 1,048,790 2 Year or 3 Year 3,196,737 Against/Withheld 57,103,266	40,288 5,893 21,055 Abstain 31,465 Abstain 116,645	4,418,838 -- 4,418,838 Non-Vote 4,418,838 Non-Vote 4,418,838

(c )
In accordance with the results of the advisory vote on the frequency of shareholder votes on executive compensation, the Board of Directors of BOKF has determined that an advisory vote to approve the compensation of the named executive officers of BOKF will be conducted annually.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                             BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell -------------------------------- Steven E. Nell Executive Vice President Chief Financial Officer Date: April 26, 2011